EXHIBIT 10.5

                                                  EXECUTION


WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     WAIVER AND FIRST AMENDMENT (this  Waiver and Amendment )
dated as of January
11, 1999, by and among BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, with offices at 40 East 52nd Street, New York, New York 10022 (the
Lender ); PENTECH
INTERNATIONAL, INC., a Delaware corporation with chief executive offices at 195 Carter Drive,
Edison, New Jersey 08817 ( Pentech ); PENTECH COSMETICS, INC., a Delaware corporation with chief executive offices at 195 Carter Drive, Edison, New Jersey 08817 ( Cosmetics ); and SAWDUST
PENCIL CO., a Delaware corporation with chief executive offices at 195 Carter Drive, Edison, New
Jersey 08817 ( Sawdust ) (Pentech, Cosmetics and Sawdust, individually, a Borrower, and collectively, the  Borrowers ).
W I T N E S S E T H :
     WHEREAS, the Lender and the Borrowers have entered into a Loan and Security Agreement dated as of January 13, 1997 (as amended, restated, modified or supplemented from time to time, the
 Loan Agreement ); and
     WHEREAS, the Borrowers have been in non-compliance (the Financial Covenant Non-
compliance ) with the Minimum Interest Coverage Ratio and Tangible Net Worth covenants set forth in Sections 10.21 and 10.22 of the Loan Agreement for the fiscal quarter ending September 30, 1998 and during the period from October 1, 1998 through December 30, 1998;
and
     WHEREAS, the Borrowers have requested that the Lender waive the Financial Covenant Non-
compliance; and
     WHEREAS, the Borrowers have requested that the Lender agree to provide new seasonal overadvances, modify in certain respects certain of the financial covenants set forth in the Loan
Agreement, provide a bankers acceptance subfacility and modify the Loan Agreement in certain other respects; and
     WHEREAS, the Lender is willing to waive the Financial Covenant Non-compliance and to agree to such other modifications on the condition that certain other amendments be made to the Loan
Agreement and otherwise on the terms and conditions herein set forth.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
     SECTION 2. Waiver of Financial Covenant Non-compliance. The Lender hereby waives compliance by the Borrowers with the provisions of Section 10.21 and 10.22 of the Loan Agreement solely for and with respect to the fiscal quarter ending September 30, 1998 and the period from October
1, 1998 through December 30, 1998; provided, however, that such waiver is subject to the conditions set forth in Section 5 of this Waiver and Amendment.
     SECTION 3. Amendments to Loan Agreement. Effective as of December 31, 1998, the Loan
Agreement shall be amended in the following respects.
          3.1  Section 1.1 of the Loan Agreement is hereby
amended by adding the
     following new definitions thereto, in appropriate
alphabetical order:
                Applicable Inventory Advance Sublimit means the amount indicated below for the corresponding periods:
                         Period                           Amount
               Prior to January 15, 1999              $12,000,000
               January 15-May 31, 1999                $10,500,000
               June 1-June 30, 1999                   $10,000,000
               July 1-July 31, 1999                   $ 9,500,000
               August 1-August 31, 1999               $ 9,000,000
               At all times after August 31, 1999     $ 8,500,000
                Banker s Acceptance means a banker s acceptance issued or caused to be issued for the account of any Borrower pursuant to Section 2.5 to the beneficiary of a Letter of Credit upon such beneficiary s compliance with all of the conditions required to draw upon such Letter of Credit.
                 Banker s Acceptance Fee  has the meaning
specified in Section 3.6.
          3.2  Section 1.1 of the Loan Agreement is hereby
amended by restating the
     definitions of  Aggregate Availability,   Aggregate Maximum
Revolver Amount,   Allowable
     Seasonable Overadvance,   Availability,   Loans,   Maximum
Revolver Amount,
      Overadvance Repayment Date,   Seasonal Overadvance  and
Seasonal Overadvance Limit
     set forth therein in their entirety as follows:
                Aggregate Availability means, at any time of determination, (a) the Aggregate
          Maximum Revolver Amount minus (b) the sum of (i) the unpaid principal balance of
          Revolving Loans outstanding to all Borrowers, (ii) the aggregate undrawn face amount of all outstanding Letters of Credit which the Lender has caused to be issued or obtained for the account of all Borrowers, and (iii) the aggregate face amount of all outstanding Banker s Acceptances which the Lender has caused to be issued or obtained for the account of all Borrowers.
                Aggregate Maximum Revolver Amount means at any time, for all Borrowers, the lesser of:
               (a)  The amount of the Total Facility,
                    or
               (b)  The sum of
                    (i)  up to eighty percent (80%) of the Net
Amount of Eligible
                         Accounts of all Borrowers;
                    the lesser of

                         a)   the Applicable Inventory Advance
Sublimit; or
                         the sum of:
                              (i) up to 65% of all Eligible
Inventory of all Borrowers
                         not covered by any outstanding
Merchandise Letter of Credit;
                         and (ii) up to 60% of all Eligible
Inventory of all Borrowers
                         covered by any outstanding Merchandise
Letter of Credit; and
                    (iii)     Allowable Seasonal Overadvances
available at such time;
          provided, however, that the aggregate amount of all Loans outstanding at any one such time to all Borrowers shall not exceed an amount equal to the respective percentages indicated below of the Net Amount of Eligible Accounts of all Borrowers for the
          corresponding periods:
                  Period                          Percentage
               At all times before February 1999     80%
               February 1999                         85%
               March 1999                            90%
               April 1999                            90%
               May 1999                              85%
               At all times after May 1999           80%
          plus 65% of all Eligible Inventory of all Borrowers not covered by any outstanding
          Merchandise Letter of Credit plus 60% of all Eligible Inventory of all Borrowers covered by any outstanding Merchandise Letter of Credit; and provided further, however, that at all times the Aggregate Maximum Revolver Amount shall be reduced
          (without duplication) by the sum of:
               (A)  reserves for accrued interest on the
Revolving Loans;
               (B)  the Environmental Compliance Reserve;
               (C)  the ACH Settlement Risk Reserve;
               (D)  the Royalty Reserve; and
               (E) all other reserves which the Lender in its reasonable discretion deems necessary or desirable to maintain with respect to any Borrower s account, including, without limitation, any amounts which the Lender may be obligated to pay in the future for the account of any Borrower.
          The Lender agrees to give the Borrowers at least three Business Day s notice prior to reducing any of the advance rates set forth above, but the failure to give such notice shall not affect the Lender s right to make such reduction or the validity thereof.
                Allowable Seasonal Overadvance means, at any time during the months of
          February through May, 1999, and prior to the Overadvance Repayment Date, the
          Seasonal Overadvance Limit.
                Availability  means, at any time of
determination, with respect to any
          Borrower, (a) the Maximum Revolver Amount for such Borrower at such time minus
          (b) the sum of (i) the unpaid principal balance of Revolving Loans outstanding to such
          Borrower at such time, (ii) the aggregate undrawn face amount of all outstanding
          Letters of Credit which the Lender has caused to be issued or obtained for such
          Borrower s account at such time and (iii) the aggregate face amount of all outstanding
          Banker s Acceptances which the Lender has caused to be issued or obtained for such
          Borrower s account at such time.
                Loans means, collectively, all loans and advances provided for in Section 2
          (including the aggregate face amounts of all letters of credit and banker s acceptances caused hereunder to be issued by the Lender and any outstanding Seasonal
          Overadvances).
                Maximum Revolver Amount means at any time, for any Borrower, the lesser of:
               (a)  The amount of the Total Facility,
                    or
               (b)  The sum of
                    (i)  up to eighty percent (80%) of the Net
Amount of Eligible
                         Accounts of such Borrower;
                    the lesser of

                         a)   the Applicable Inventory Advance
Sublimit; or
                         the sum of:
                              (i) up to 65% of such Borrower s
Eligible Inventory not
                         covered by any outstanding Merchandise
Letter of Credit; and
                         (ii) up to 60% of such Borrower s
Eligible Inventory covered by
                         any outstanding Merchandise Letter of
Credit; and
                    (iii)     Allowable Seasonal Overadvances
available at such time;
          provided, however, that the aggregate amount of all Loans outstanding at any one such time to such Borrower shall not exceed an amount equal to the respective percentages indicated below of the Net Amount of Eligible Accounts of such Borrower for the corresponding periods:
                  Period                          Percentage
               At all times before February 1999  80%
               February 1999                      85%
               March 1999                         90%
               April 1999                         90%
               May 1999                           85%
               At all times after May 1999        80%
          plus 65% of such Borrower s Eligible Inventory not covered by any outstanding
          Merchandise Letter of Credit plus 60% of such Borrower s Eligible Inventory covered by any outstanding Merchandise Letter of Credit; and provided further, however, that at all times the Maximum Revolver Amount shall be reduced (without duplication) by the sum of:
               (A)  reserves for accrued interest on the
Revolving Loans;
               (B)  the Environmental Compliance Reserve;
               (C)  the ACH Settlement Risk Reserve;
               (D)  the Royalty Reserve; and
               (E) all other reserves which the Lender in its reasonable discretion deems necessary or desirable to maintain with respect to any Borrower s account, including, without limitation, any amounts which the Lender may be obligated to pay in the future for the account of any Borrower.
          The Lender agrees to give the Borrowers at least three Business Day s notice prior to reducing any of the advance rates set forth above, but the failure to give such notice shall not affect the Lender s right to make such reduction or the validity thereof.
                Overadvance Repayment Date means May 31, 1999. Seasonal Overadvance means special advances to be made available to the
          Borrowers in each of the months of February through May 1999, up to the Seasonal
          Overadvance Limit.
                Seasonal Overadvance Limit  means $750,000.
          3.3 The last sentence of the definition of the term Obligations set forth in
     Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:
           Obligations includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter owing from Borrower to Lender under or in connection with the Letters of Credit, (b) all debts, liabilities, and obligations now or hereafter owing from
          Borrower to Lender under or in connection with the Banker s Acceptances, and (c) all debts, liabilities and obligations now or hereafter owing from the Borrower to the
          Lender arising from or related to ACH Transactions.
          3.4 Clause (c)(ii) of the definition of the term Performance Pricing Period is hereby amended in its entirety to read as follows:
          (ii) after taking into account the Revolving Loans and the Letters of Credit and
          Banker s Acceptances issued or to be issued at each
such time and
          3.5 The caption to Article 2 of the Loan Agreement is hereby amended to read in its entirety as follows:
               2    LOANS, LETTERS OF CREDIT AND BANKER S
                    ACCEPTANCES.
          3.6 Section 2.1 of the Loan Agreement is hereby amended to read in its entirety as follows:
               2.1 Total Facility Subject to all of the terms and conditions of this Agreement, the Lender shall make available a total credit facility of up to $25,000,000 (the Total
          Facility ) for Borrower s use from time to time during the term of this Agreement.
          The Total Facility shall be comprised of a revolving line of credit up to the limits, for each Borrower, of such Borrower s Maximum Revolver Amount, and for all Borrowers,
          of the Aggregate Maximum Revolver Amount, consisting of revolving loans, seasonal overadvances, letters of credit and banker s
acceptances as described in Sections 2.2, 2.3
          and 2.5.
          3.7 Clause (i) of Section 2.3(a) of the Loan Agreement is hereby amended to read in its entirety as follows:
          (i) the maximum face amount of the requested Letter of Credit, plus the aggregate undrawn face amount of all outstanding Letters of Credit, plus the aggregate face amount of all outstanding Banker s Acceptances, would exceed $10,000,000;
          3.8 Clause (1) of Section 2.3(d) of the Loan Agreement is hereby amended to read in its entirety as follows:
          (1) Payment of Letter of Credit Obligations. Each Borrower agrees to reimburse the issuer for any draw (other than the unreimbursed amount of drawings under Letters of Credit with respect to which Banker s Acceptances have been issued at such time)
          under any Letter of Credit immediately upon demand, and to pay the issuer of the
          Letter of Credit the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against such issuer or any other Person.
          3.9 Subsection (g) of Section 2.3 of the Loan Agreement is hereby deleted in its entirety.
          3.10 The Loan Agreement is hereby amended by adding a new Section 2.5 thereto, which new section shall read in its entirety as follows:
               2.5  Banker s Acceptances.
               (a) Subject to the terms and conditions of this Agreement, the Lender shall, upon Pentech s request on behalf of a Borrower, from time to time, cause Banker s
          Acceptances to be issued for such Borrower s account. The Lender will not cause any
          Banker s Acceptance to be issued if: (i) the face amount of the requested Banker s
          Acceptance, plus the aggregate face amount of all outstanding Banker s Acceptances, would exceed $4,000,000; (ii) the face amount of the requested Banker s Acceptance, plus the aggregate undrawn face amount of all outstanding Letters of Credit, plus the aggregate face amount of all outstanding Banker s Acceptances, would exceed
          $10,000,000; (iii) the face amount of the requested Banker s Acceptance, and all commissions, fees, and charges due from the Borrowers to Lender in connection with the issuance thereof, would cause such Borrower s Availability or the Aggregate
          Availability of all Borrowers to be exceeded at such time; or (iv) the draft to which such Banker s Acceptance relates has a maturity later than 90 days after the date of issuance thereof. All payments made and expenses incurred by the Lender pursuant to or in connection with the Banker s Acceptances will be charged to the Borrowers loan account as Revolving Loans.
               (b)  Other Conditions.  In addition to being
subject to the satisfaction of the
          applicable conditions precedent contained in Section 11, the obligation of the Lender to cause any Banker s Acceptance to be issued is subject to the following conditions precedent having been satisfied in a manner
satisfactory to the Lender:
                    (1)  Pentech, on behalf of the Borrower
requesting a Banker s
               Acceptance, shall have delivered to the proposed issuer of such Banker s
               Acceptance, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer and the Lender for the issuance of the Banker s Acceptance and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Banker s Acceptance shall be satisfactory to the
               Lender and such proposed issuer;
                    (2)  As of the date of issuance, no order of
any court, arbitrator or
               Public Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing banker s acceptances of the type and in the amount of the proposed Banker s Acceptance, and no law, rule or regulation applicable to money center banks generally and no request or directive
               (whether or not having the force of law) from any Public Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Banker s Acceptance refrain from, the issuance of banker s acceptances generally or the issuance of such Banker s Acceptance; and
                    (3)  Prior to the issuance of a Banker s
Acceptance, the beneficiary
               of the Letter of Credit to which such Banker s Acceptance shall relate, shall have complied duly with all of the conditions required to draw upon such
               Letter of Credit.
               (c)  Payments Pursuant to Banker s Acceptances.
                    (1)  Payment of Banker s Acceptance
Obligations.  Each Borrower
               agrees to reimburse the issuer for any draw or payment under any Banker s
               Acceptance immediately upon demand, and to pay the issuer of the Banker s
               Acceptance the amount of all other obligations and other amounts payable to such issuer under or in connection with any Banker s Acceptance immediately when due, irrespective of any claim, setoff,
defense or other right which such
               Borrower may have at any time against such issuer or any other Person.
                    (2) Revolving Loans to Satisfy Reimbursement Obligations. In the
               event that the issuer of any Banker s Acceptance honors a draw or makes payment under such Banker s Acceptance and the relevant Borrower shall not have repaid such amount to the issuer of such Banker s Acceptance pursuant to
               Section 2.5(c)(1), the Lender shall pay the issuer and such amount when paid shall constitute a Revolving Loan which shall be deemed to have been requested by such Borrower.
               (d)  Compensation for Banker s Acceptances.
                    (1)  Banker s Acceptance Fee.  Each Borrower
agrees to pay to the
               Lender, with respect to each Banker s Acceptance, the Banker s Acceptance Fee specified in, and in accordance with the terms of,
Section 3.6.
                    (2)  Issuer Fees and Charges.  Each Borrower
shall pay to the issuer
               of any Banker s Acceptance, or to the Lender, for the account of the issuer of any such Banker s Acceptance, solely for such issuer s account, such fees and other charges as are charged by such issuer for banker s acceptances issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling banker s acceptances and all other fees associated with issuing or servicing banker s acceptances, as and when assessed.
               (e)  Indemnification; Exoneration; Power of
Attorney
                    (1) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.5, each Borrower hereby agrees to protect, indemnify, pay and save the Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses
               (including reasonable attorneys fees) which the Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of any Banker s
               Acceptance or the provision of any credit support
or enhancement in
               connection therewith.  The agreement in this
Section 2.5(e)(1) shall survive
               payments of all Obligations and the termination of
this Agreement.
                    (2)  Assumption of Risk by the Borrowers.  As
between the
               Borrowers and the Lender, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Banker s Acceptances by, the respective beneficiaries or holders of such Banker s
Acceptances.  In furtherance and not
               in limitation of the foregoing, the Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of, or of drafts with respect to, any of the Banker s
               Acceptances, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(B) the validity or sufficiency of
               any instrument transferring or assigning or
purporting to transfer or assign any
               Banker s Acceptance or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary or holder of any Banker s Acceptance to comply duly with conditions required in order to draw upon or receive payment under such Banker s Acceptance; (D)
errors, omissions, interruptions,
               or delays in transmission or delivery of any
messages, by mail, cable, telegraph,
               telex or otherwise, whether or not they be in
cipher; (E) errors in
               interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing or receive payment under any Banker s Acceptance or of the proceeds thereof; (G) the misapplication by the beneficiary or holder of any Banker s Acceptance of the proceeds of any drawing or payment under such Banker s Acceptance; or (H)
               any consequences arising from causes beyond the control of the Lender, including, without limitation, any act or
omission, whether rightful or
               wrongful, of any present or future de jure or de facto Public Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Lender under this Section 2.5.
                    (3)  Exoneration.  In furtherance and
extension, and not in
               limitation, of the specific provisions set forth above, any action taken or omitted by the Lender under or in connection with any of the Banker s
               Acceptances or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.
                    (4)  Power of Attorney.  In connection with
all Inventory financed
               by Banker s Acceptances, each Borrower hereby appoints the Lender, or the
               Lender s designee, as its attorney, with full power and authority: (a) to sign and/or endorse such Borrower s name upon any
warehouse or other receipts;
               (b) to sign such Borrower s name on bills of
lading and other negotiable and
               non-negotiable documents; (c) to clear Inventory through customs in the
               Lender s or such Borrower s name, and to sign and deliver to customs officials powers of attorney in such Borrower s name for such purpose; (d) to complete in such Borrower s or the Lender s name, any
order, sale, or transaction, obtain
               the necessary documents in connection therewith, and collect the proceeds thereof; and (e) to do such other acts and things as are necessary in order to enable the Lender to obtain possession of the Inventory and to obtain payment of the Obligations. Neither the Lender nor its designee, as each Borrower s attorney, will be liable for any acts or
omissions, nor for any error of judgment
               or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid
and satisfied.
                    (5)  Control of Inventory.  In connection
with all Inventory
               financed by Banker s Acceptances, each Borrower will, at the Lender s request, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Lender holds a security interest to deliver them to the Lender and/or subject to the
               Lender s order, and if they shall come into any Borrower s possession, to deliver them, upon request, to the Lender in their original form. Each
               Borrower shall also, at the Lender s request, designate the Lender as the consignee on all bills of lading and other
negotiable and non-negotiable
               documents.
          3.11 The Loan Agreement is hereby amended by adding a new Section 2.6 thereto, which new section shall read in its entirety as follows:
               2.6 Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Sections 2.3, 2.5 and 14, any Letter of Credit or Banker s Acceptance is
          outstanding upon the termination of this Agreement, then upon such termination the
          Borrowers shall deposit with the Lender, at its discretion, with respect to each Letter of Credit and Banker s Acceptance then outstanding, either (A) a standby letter of credit (a Supporting Letter of Credit ) in form and substance satisfactory to the
          Lender, issued by an issuer satisfactory to the Lender in an amount equal to the greatest amount for which such Letter of Credit or Banker s Acceptance may be drawn, under which Supporting Letter of Credit the Lender is entitled to draw amounts necessary to reimburse the Lender for payments made by the Lender under such Letter of Credit or Banker s Acceptance or under any credit support or enhancement provided through the Lender with respect thereto, or (B) cash in amounts necessary to reimburse the
          Lender for payments made by the Lender under such Letter of Credit or Banker s
          Acceptance or under any credit support or enhancement provided through the Lender.
          Such Supporting Letter of Credit or deposit of cash shall be held by the Lender, as security for, and to provide for the payment of, the aggregate undrawn amount of such
          Letters of Credit and Banker s Acceptances remaining
outstanding.
          3.12 Subsection (b) of Section 3.1 of the Loan Agreement is hereby amended to read in its entirety as follows:
               (b) If any Event of Default occurs, then, from the date such Event of Default occurs until it is cured, or if not cured until all Obligations are paid and performed in full, the Borrowers will pay (A) interest (including the margin applicable thereto) on the unpaid principal balances of the Loans, (B) the Letter of Credit Fee and (C) the
          Banker s Acceptance Fee at a per annum rate two percent (2%) greater than otherwise specified herein for interest, the Letter of Credit Fee and the Banker s Acceptance Fee.
          3.13.     The first sentence of subsection (c) of
Section 3.1 of the Loan Agreement is
     hereby amended to read in its entirety as follows:
          For every month during the term of this Agreement, the Borrowers shall pay to the
          Lender a fee (the Unused Line Fee ) in an amount equal to three-eighths of one percent (0.375%) per annum, multiplied by the average daily amount by which the
          Maximum Revolving Credit Line exceeds the sum of (i) the average daily outstanding amount of all Revolving Loans during such month, (ii) the average daily undrawn face amount of all outstanding Letters of Credit during such month and (iii) the average daily face amount of all outstanding Banker s Acceptances during such month, with the unpaid balance calculated for this purpose by applying payments immediately upon receipt.
          3.14 The Loan Agreement is hereby amended by adding a new Section 3.6 thereto, which new section  shall read in its entirety as follows:
               3.6 Banker s Acceptance Fees. The Borrowers agree to pay to the Lender, for each Banker s Acceptance, a fee (the Banker s Acceptance Fee ) equal to two percent (2.00%) per annum of the face amount of each Banker s Acceptance plus all out-
          of-pocket costs, fees and expenses incurred by the Lender in connection with the application for, issuance of, or amendment to any Banker s Acceptance, which costs, fees and expenses could include a fronting fee required to be paid by the Lender to such issuer for the assumption of the settlement risk in connection with the issuance of such Banker s Acceptance and any charge associated with the discount of such
          Banker s Acceptance. The Banker s Acceptance Fee shall be payable monthly in arrears on the first day of each month following any month in which a Banker s Acceptance was issued and/or in which a Banker s Acceptance remains outstanding. The Banker s
          Acceptance Fee shall be computed on the basis of a year of three hundred sixty (360)
          days for the actual number of days elapsed.
          3.15. The words or Banker s Acceptance or or Banker s Acceptances are hereby added immediately after the words Letter of Credit or Letters of Credit, as the respective cases may be, wherever set forth in the last sentence of
Section 9.25, in the preamble to Section
     11.2, in clause (ii) of Section 13(a), in the penultimate sentence of Section 14, and in Sections
     15.7(h) and 15.17.
          3.16 Sections 10.21 and 10.22 of the Loan Agreement are hereby amended to read in their entirety as follows:
               10.21     Minimum EBITDA.  The Borrowers will
maintain a cumulative
          EBITDA, as determined at the end of each fiscal quarter set forth below, for the preceding fiscal quarter in the case of the fiscal quarter ending December 31, 1998, for the preceding two fiscal quarters in the case of the fiscal quarter ending March 31, 1999, for the preceding three fiscal quarters in the case of the fiscal quarter ending June 30,
          1999, and the preceding four fiscal quarters in the case of the fiscal quarter ending
          September 30, 1999 and each fiscal quarter ending thereafter, of not less than the amounts indicated below:
               Quarter Ending                  Amount
               December 31, 1998                  ($  250,000)
               March 31, 1999                ($  500,000)
               June 30, 1999                       $2,400,000
               September 30, 1999,
                 and each fiscal
                 quarter thereafter
$3,300,000
               10.22     Adjusted Tangible Net Worth.  The
Borrowers will have Tangible Net
          Worth of not less than the following amounts at the end of each of the following fiscal quarters:
               Fiscal Quarter Ending                      Amount
               December 31, 1998                      $14,000,000
               March 31, 1999                         $13,000,000
               June 30, 1999                          $14,000,000
               September 30, 1999,
                  and each fiscal
                  quarter thereafter                  $14,537,000
     SECTION 4. Waiver and Amendment Fee. In order to induce the Lender to enter into this
Waiver and Amendment, the Borrowers jointly and severally shall pay to the Lenders a waiver and amendment fee (the Waiver and Amendment Fee ) in the amount of $175,000. The Waiver and
Amendment Fee shall be deemed fully earned upon the effectiveness of this Waiver and Amendment, shall be non-refundable when paid and shall be payable as
follows:
          4.1 $25,000 of the Waiver and Amendment Fee shall be paid simultaneously with the effectiveness of this Waiver and Amendment; and
          4.2 the remaining $150,000 of the Waiver and Amendment fee shall be due and payable in six consecutive monthly installments in the amount of $25,000 each, payable on the last day of each month, commencing February 28, 1999; provided, however, that the entire unpaid amount of the Waiver and Amendment Fee shall be due and payable immediately upon the occurrence of an Event of Default or the termination of the Loan Agreement for any reason whatsoever.
     SECTION 5. Conditions to Effectiveness. This Waiver and Amendment shall be effective as of the date first above written when the Lender  shall have
received the following:
          5.1  counterparts of this Waiver and Amendment executed
by the Borrowers;
          5.2 such other certificates, representations, instruments and other documents as the
     Agent and the Majority Lenders may require, in form and substance satisfactory to the Agent;
     and
          5.3 payment of the $25,000 portion of the Waiver and Amendment Fee referred to in Section 4.1 of this Waiver and Amendment.
     SECTION 6. Representations and Warranties. The Borrowers hereby each represent and warrant to the Lender that (i) the execution, delivery and performance of this Waiver and Amendment by each of the Borrowers are within their respective corporate powers and have been duly authorized by all necessary corporate action; (ii) no consent, approval, authorization of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Waiver and Amendment, except for those already duly obtained; (iii) this Waiver and Amendment has been duly executed by each of the Borrowers and constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against them in accordance with its terms; (iv) the execution, delivery and performance by each of the Borrowers of this Waiver and Amendment does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Borrower or any of its Subsidiaries (except as contemplated by the Loan Agreement and the other Loan Documents) by reason of the terms of (a) any contract, mortgage, lease, agreement, or instrument to which such Borrower or such Subsidiary is a party or which is binding upon it, (b) any
Requirement of Law applicable to such Borrower or such Subsidiary, or (c) the Certificate or Articles of Incorporation or By-Laws of such Borrower or such Subsidiary;
(v) after giving effect to this Waiver
and Amendment, the representations and warranties contained in the Loan Agreement and in each other document or instrument delivered by Borrower are true and correct in all material respects as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date); and (vi) after giving effect to this Waiver and Amendment, there exists no Event of Default or condition which would result in an Event of Default.
     SECTION 7.     Reference to and Effect on Loan Documents.
          7.1 On and after the date hereof, each reference in the Loan Agreement to this
     Agreement , hereunder , hereof , herein or words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan
     Agreement as amended hereby.
          7.2 Except as specifically amended above, all of the terms of the Loan Agreement shall remain unchanged and in full force and effect.
          7.3 The execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the
     Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.
     SECTION 8. Execution in Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
     SECTION 9. Governing Law. This Waiver and Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the
State of New York.
     SECTION 10. Headings. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment or be given any substantive effect.
     IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first above written.
                         PENTECH INTERNATIONAL, INC.
                         By: ____________________________
                         Title:___________________________
                         PENTECH COSMETICS, INC.
                         By: ____________________________
                         Title:___________________________
                         SAWDUST PENCIL CO.
                         By: ____________________________
                         Title:___________________________
                         BANKAMERICA BUSINESS CREDIT, INC.
                         By: ____________________________
                              Louis Alexander,
                              Vice President